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                                                                  Exhibit 14(c)


                               CONSENT OF COUNSEL

     We hereby consent to the use of our name and to the references to our firm under the captions "THE PROPOSED TRANSACTION -- Federal Income Tax Consequences" included in or made a part of this Registration Statement on Form N-14, filed under the Securities Act of 1933, as amended, of Nationwide Investing Foundation III.


                                                  BAKER & HOSTETLER LLP


Columbus, Ohio
November 26, 1997